UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2021 (January 6, 2021)

CFN ENTERPRISES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

600 E. 8th Street Whitefish, Montana	59937
(Address of Principal Executive Offices)	(Zip Code)

833-420-2636

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2021, CFN Enterprises Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several accredited investors, including Brian Ross, the Company’s President and Chief Executive Officer, for the purchase of an aggregate of 10,500,000 shares of common stock of the Company (the “Shares”) at a purchase price of $0.04 per share for gross proceeds of $420,000. The offering of the Shares closed on January 8, 2021. The Shares were issued under the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as not involving a public offering.

Also on January 6, 2021, the Company entered into a Common Stock and Common Unit Investment Agreement (the “Investment Agreement”) with (i) Innovation Labs Ltd., a Delaware corporation (the “Corporation”), and (ii) Innovation Shares LLC, a Delaware limited liability company (the “LLC”), for the purchase of common stock of the Corporation and common units of the LLC, for an aggregate purchase price of $200,000.  The Company and the LLC previously entered into a Services Agreement (the “Services Agreement”) whereby the Company agreed to provide services related to the LLC’s ongoing marketing initiatives, social media presence and press releases, and the Company agreed to identify the LLC’s The Cannabis ETF (NYSE:THCX) as the Company’s exclusive cannabis and exchange traded fund partner. Each of the LLC and Corporation agreed to issue common equity to the Company in consideration of the services under the Services Agreement, that when aggregated with the securities issued to the Company pursuant to the Investment Agreement, each represent 9.99% of the issued and outstanding common equity of the Corporation and the LLC.

The descriptions of the Purchase Agreement and the Investment Agreement are not complete and each is subject to and qualified in its entirety by reference to the form of Purchase Agreement and Investment Agreement, a copy of each of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

 Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Purchase Agreement is incorporated into this Item 3.02 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CFN ENTERPRISES INC.
By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: January 8, 2021